UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  Jan 25, 2010

ASI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                               000-27881           522101695
(State or other jurisdiction of            (Commission file     (IRS Employer
incorporation or organization)            number)           Identification No.)

Level 1, 45 Exhibition Street                                      3000
Melbourne, Victoria, Australia
(Address of principal executive officers)                            (Zip Code)

+61 3 9016 3021
Registrants telephone number, including area code


(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

ASI Entertainment, Inc. announced on January 22, 2010 that it has has received notification from IP Australia, the patent office of the Australian Government, that the company's SafeCell patent has been granted and that the patent was sealed on January 14, 2010. The term of the patent is 20 years from July 27, 2006. The granting of the Australian patent is the first step in the global patenting of SafeCell.



Item 9.01 Financial Statements and Exhibits

(a) Exhibits
99.1 Press release of ASI Entertainment, Inc. dated January 22, 2010



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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
ASI ENTERTAINMENT, INC.
(Registrant)
By: /s/ PHILIP SHIELS
Philip Shiels
Chief Executive Officer & Chief Financial Officer
Date: Jan 25, 2010



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